================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 11, 2004

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                   000-30975
         (State of Formation)                      (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
               Omaha, NE                                    68164
(Address of principal executive offices)                  (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

================================================================================

Item 5. Other Events and Regulation FD Disclosure.

      On May 11, 2004, the Company issued a press release announcing results of operations and summary financial position for the quarter ended March 31, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press Release, dated May 11, 2004, announcing the first quarter results of operations and summary financial position for the registrant's quarter ended December 31, 2004.

Item 12. Results of Operations and Financial Condition.

      On May 11, 2004, Transgenomic, Inc. (the "Company") issued a press release announcing results of operations and summary financial position for the quarter ended March 31, 2004. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSGENOMIC, INC.

                                          By /s/ Mitchell L. Murphy
                                             -----------------------------------
                                             Mitchell L. Murphy, Vice President,
                                             Secretary & Treasurer

May 11, 2004


                                       3